UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earlies event reported): November 19, 2019

AIXIN LIFE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-17284	84-1085935
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

Hongxing International Business Building 2, 14th FL, No. 69 Qingyun South Ave., Jinjiang District

Chengdu City, Sichuan Province, China

(Address of principal executive offices)

86-313-6732526

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	—	N/A

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Resignation of Principal Accountant

1. On November 19, 2019, AiXin Life International, Inc. (the “Company”) dismissed Prager Metis CPA, LLC (PM) as its independent registered public accounting firm. The Company had engaged PM as the Company’s independent registered principal accounting firm on July 13, 2019. PM performed an interim quarterly review of the Company’s financial statements for quarter ended June 30, 2019, but never issued an audit report on the Company’s financial statements. In addition, PM was engaged to perform the quarterly review of the Company’s September 30, 2019, financial statements. However, PM was unable to complete its review for reasons discussed in the following paragraph.

2. During the review of the Company’s financial statements for the quarter ended September 30, 2019, the Company was not able to provide PM with information requested concerning questions related to the recognition of revenue resulting from certain transactions, which if not resolved to PM’s satisfaction, would have caused them to withdraw from the engagement.

During the course of PM’s engagement by the Company, PM brought to the attention of the management of the Company certain information which caused the Company to report in a Report on Form 8-K dated August 20, 2019, that the financial statements included in its Report on Form 10-Q for the quarter ended March 31, 2019, should no longer be relied upon and would be restated to reflect a previously unreported transaction. Except for the matter reported in the Company’s Report on Form 8-K dated August 20, 2019, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

3. The Company has provided PM with a copy of disclosures it is making in this Form 8-K and requested that PM furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein.

(b) Engagement of Principal Accountant

1. On November 19, 2019, the Board of Directors of the Company approved the engagement of KCCW Accountancy Corp. (“KCCP”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

2. During the two years ended December 31, 2018 and through the date of this report, the Company did not consult KCCW with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AiXin Life International, Inc.

Date: November 25, 2019	By:	/s/ Quanzhong Lin
Quanzhong Lin Chief Executive Officer